Supplement No. 1 dated August 1, 1998
--------------------------------------------------------------------------------
                   to   Prospectus dated February 1, 1998

                   for  State Street Research Capital Fund
                        A series of State Street Research Capital Trust

Investor Expenses

The below captioned parts of the table of Annual Fund Expenses, the Example and all the footnotes relating to the tables at page 5 of the prospectus are revised as follows:

Annual Fund Expenses (% of average net assets)     Class A      Class B      Class C      Class S
-------------------------------------------------------------------------------------------------
Management fee (4)                                  0.73         0.73         0.73         0.73
Marketing/service (12b-1) fees (5)                  0.25         1.00         1.00         0.00
Other expenses                                      0.23         0.23         0.23         0.23
                                                    ----         ----         ----         ----
Total annual fund expenses                          1.21         1.96         1.96         0.96
                                                    ====         ====         ====         ====


Example
Year                                               Class A     Class B(7)    Class C(7)   Class S
-------------------------------------------------------------------------------------------------
1                                                    $57         $70/$20       $30/$20      $10
3                                                    $82         $92/$62       $62/$62      $31
5                                                   $109        $126/$106     $106/$106     $53
10                                                  $185        $209/$209     $229/$229    $118

(1)  Not charged on reinvestments or exchanges.

(2) Before November 1, 1997, Class C shares were designated Class D and Class S shares were designated Class C.

(3)  Except for investments of $1 million or more; see page 14.

(4) Reflects fee schedule that became effective August 1, 1998, as if it had been in place during the fund's previous fiscal year.


(5) For share classes that have marketing/service (12b-1) fees, long-term shareholders may pay more than the equivalent of the regulatory maximum sales charge.

(6) Example assumes dividend reinvestment, hypothetical 5% annual return, maximum applicable sales charges and conversion of Class B shares to Class A after eight years.

(7) The first number assumes you sold all your shares at the end of the period, the second assumes you stayed in the fund.

Business Structure

The third paragraph under the caption "Business Structure" at page 24 of the prospectus is revised in its entirety as follows:

"The investment manager is responsible for the fund's investment and business activities, and receives the management fee as compensation. The management fee is 0.75% of the first $500 million of fund assets, annually, 0.70% of the next $500 million, and 0.65% of any amount over $1 billion. The investment manager and the distributor are subsidiaries of Metropolitan Life Insurance Company."